UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2005

Broadcom Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-23993	33-0480482
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16215 Alton Parkway, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 450-8700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On November 15, 2005 the Board of Directors of Broadcom Corporation (the "Board"), acting pursuant to the authority granted to it by Broadcom’s Bylaws, increased the size of the Board from seven to nine directors. Effective as of November 15, 2005 Maureen E. Grzelakowski was appointed to fill one of the vacancies created by such increase. The Board has not yet appointed Ms. Grzelakowski to any Board committee.

Broadcom issued a related press release announcing the appointment of Ms. Grzelakowski to the Board on November 17, 2005. The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated November 17, 2005 of the Registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Broadcom Corporation

November 21, 2005	By:	William J. Ruehle

Name: William J. Ruehle
Title: Senior Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 17, 2005 of the Registrant.